UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2992

Dryden National Municipals Fund, Inc.

(Exact name of registrant as specified in charter)

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey	07102

(Address of principal executive offices)	(Zip code)

Marguerite E. H. Morrison

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code: 973-367-7525

Date of fiscal year end: 12/31/03

Date of reporting period: 12/31/03

Item 1—Reports to Stockholders—[INSERT REPORT]

Dryden National Municipals Fund, Inc.

Formerly known as Prudential National Municipals Fund, Inc.

DECEMBER 31, 2003	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

High level of current income exempt from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of The Prudential Insurance Company of America.

Dear Shareholder,

February 23, 2004

As you may know, the mutual fund industry recently has been the subject of much media attention. As president of your Fund, I’d like to provide you with an update on the issues as they pertain to JennisonDryden mutual funds.

Regulators and government authorities have requested information regarding trading practices from many mutual fund companies across the nation. Our fund family has been cooperating with inquiries it has received, and at the same time, Prudential Financial, Inc. has been conducting its own internal review. This review encompasses the policies, systems, and procedures of our fund family, Prudential Financial’s investment units and its proprietary distribution channels. The review also includes mutual fund trading activity by investment professionals who manage our funds.

Market timing

The frequent trading of shares in response to short-term fluctuations in the market is known as “market timing”. When market timing occurs in violation of a fund’s prospectus, in certain circumstances, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. The redemption may happen when it is not advantageous to sell securities and result in harming the fund’s performance and/or subject the fund to additional transaction costs.

Prudential Investments LLC, the Fund’s investment manager, has actively discouraged market timing and for years our mutual fund prospectuses have identified and addressed this issue. Prudential Investments has established operating policies and procedures that are designed to detect and deter frequent trading activities that would be disruptive to the management of our mutual fund portfolios, and has rejected numerous orders placed by market timers in the past.

Late trading

The Securities and Exchange Commission requires that orders to purchase or redeem mutual fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day’s price. The policies of our mutual funds do not make and have not made allowances for the practice known as “late trading”.

For more than 40 years we have offered investors quality investment products, financial guidance, and responsive customer service. Today we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,

Judy A. Rice, President

Dryden National Municipals Fund, Inc.

Dryden National Municipals Fund, Inc.	1

Your Fund’s Performance

Fund Objective

The investment objective of the Dryden National Municipals Fund, Inc. (the Fund) is to seek a high level of current income exempt from federal income taxes. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns[1] as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	4.63%	27.56%	66.50% (66.29)	146.38%(146.07)

Class B	4.37	25.98	61.29 (61.09)	485.22 (484.46)

Class C	4.11	24.44	N/A	64.11 (63.89)

Class Z	4.90	N/A	N/A	28.13

Lehman Brothers Municipal Bond Index[3]	5.31	32.74	79.51	***

Lipper General Municipal Debt Funds Avg.[4]	4.75	24.82	62.75	****

Average Annual Total Returns[1] as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	1.50%	4.35%	4.91% (4.90)	6.45% (6.44)

Class B	–0.53	4.57	4.90 (4.88)	7.74

Class C	2.10	4.26	N/A	5.29 (5.27)

Class Z	4.90	N/A	N/A	5.14

Lehman Brothers Municipal Bond Index[3]	5.31	5.83	6.03	***

Lipper General Municipal Debt Funds Avg.[4]	4.75	4.52	4.98	****

Distributions and Yields[1] as of 12/31/03
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$1.02	3.05%	4.55%	4.69%

Class B	$0.98	2.90	4.33	4.46

Class C	$0.94	2.62	3.91	4.03

Class Z	$1.06	3.40	5.07	5.23

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares respectively, the returns for these classes would have been lower. The Fund charges a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase, and a 12b-1 fee of up to 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses. 2Inception dates: Class A, 1/22/90; Class B, 4/25/80; Class C, 8/1/94; and Class Z, 1/22/99. 3The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. 4The Lipper General Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in municipal debt issues in the top four credit ratings. Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a

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mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. 5Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only. ***Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total returns are 165.13% for Class A, 558.05% for Class B, 84.49% for Class C, and 31.18% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total returns are 7.26% for Class A, 8.29% for Class B, 6.72% for Class C, and 5.67% for Class Z. ****Lipper Average Closest Month-End to Inception cumulative total returns are 143.24% for Class A, 541.88% for Class B, 68.51% for Class C, and 23.38% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 6.58% for Class A, 8.13% for Class B, 5.68% for Class C, and 4.36% for Class Z.

Five Largest Issuers expressed as a percentage of total investments as of 12/31/03
Tobacco Settlement Fin. Corp.	4.6%

Texas St.	4.2

Mass. St. Hlth. & Edl. Facs. Auth. Rev.	2.1

Energy Northwest Elec. Rev.	2.1

Erie Cnty. Ind. Dev. Agy. Sch. Fac. Rev.	2.1

Issuers are subject to change.

Portfolio Composition expressed as a percentage of net assets as of 12/31/03
General Obligation	14.3%

Prerefunded	12.0

Healthcare	10.2

Corporate-Backed IDB & PCR	9.8

Transportation	6.5

Other	6.4

Tobacco	6.3

Lease-Backed Certificate of Participation	6.3

Special Tax/Assessment District	6.2

Power	5.2

Education	4.3

Housing	4.3

Water & Sewer	3.8

Solid Waste/Resource Recovery	2.4

Other Muni	0.8

Cash	1.2

Portfolio Composition is subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/03
Aaa	46.6%

Aa	15.1

AA	17.8

Baa	13.8

Ba	0.1

B	0.9

Caa	0.3

Not Rated	4.2

Cash	1.2

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s. Credit Quality is subject to change.

Dryden National Municipals Fund, Inc.	3

Investment Adviser’s Report

Prudential Investment Management, Inc.

Municipal bond market ends challenging year higher

Changing economic conditions in the United States, an uncertain outlook for monetary policy, and geopolitical risks contributed to volatile conditions in the municipal bond market in 2003. Municipal bond prices rallied for much of the first half of the year, sold off sharply in the summer, and edged higher during the remainder of the year, albeit in an uneven pattern. Consequently, the municipal bond market returned 5.31% in 2003, based on the Fund’s benchmark, the Lehman Brothers Municipal Bond Index (the Index).

Our investment strategy aimed to provide the Fund with the flexibility to readily respond to changing conditions in the municipal bond market. However, for the year, the Fund’s Class A shares trailed the Index. This occurred because the Fund was positioned in a way that left it too sensitive to changes in the level of interest rates when rising municipal bond yields drove bond prices lower in mid-June. (Bond yields and prices move in opposite directions.) In addition, one of the Fund’s holdings declined sharply in value after an announcement stated that the issuer of the bonds would retire (or call) them early at a price well below where they had been trading in the secondary market.

Municipal bond rally followed by dramatic sell-off

In early 2003, the threat of war in Iraq, among other factors, hurt economic conditions in the United States. This led to speculation in the financial markets that the Federal Reserve (the Fed) would reduce short-term interest rates with the goal of stimulating growth in the sluggish economy. After the United States became involved in the conflict in Iraq during late March, concern about the economy continued and led financial markets to expect that the Fed would aggressively cut short-term rates. Anticipation of sharply lower short-term rates exerted downward pressure on municipal bond yields, which pushed their prices higher in May and early June.

When the Fed eased monetary policy in June, it cut the interbank overnight lending rate by only a quarter of a percentage point to 1%. Signs of improving economic conditions and disappointment over this modest change in monetary policy caused municipal bond yields to rise dramatically in June, which sent their prices tumbling.

Timely adjustment to Fund’s interest-rate sensitivity crucial

We employed a barbell strategy that essentially focused on two types of municipal bond coupon rates. One side of our barbell emphasized bonds with higher coupon rates in the 15-year sector that we believed offered the best risk/reward profile in the municipal bond market at that time. Bonds in the 15-year sector yielded nearly as

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much as 30-year tax-exempt securities, but we believed their prices would decline less than those of long-term bonds if interest rates rose. The other side of our barbell emphasized AAA-rated, long-term zero coupon bonds that provided potential for strong price appreciation. Zero coupon bonds are debt securities that pay no interest income and are sold at deeply discounted prices to compensate for their lack of periodic interest payments. They are the most interest-rate-sensitive of all bonds, and perform better than other debt issues when falling rates push bond prices higher.

Periodically readjusting our coupon barbell strategy was one way to change the Fund’s duration, which measures its sensitivity to fluctuations in the level of interest rates. Shortening the Fund’s duration makes the Fund less interest-rate sensitive when rising bond yields drive prices lower. The Fund’s returns were pressured as interest rates initially ratcheted higher in June. Believing that the jump in yields was temporary, we waited until July to shorten the Fund’s duration by selling some zero coupon bonds and purchasing additional higher coupon bonds in the 15-year sector.

Well positioned to benefit from late-year municipal bond gains

Strong investor demand for municipal bonds in the 15-year sector caused them to become expensive relative to longer-term bonds during the summer. Therefore we sold some of the higher coupon bonds in the 15-year sector in August and purchased bonds with above market coupons scheduled to mature in 25 to 30 years that could be called in 10 years. (The fact that these bonds could be retired early prevented the Fund’s overall duration from extending dramatically.) In addition, zero coupon bonds had sold off to such an extent that we believed it made sense to purchase some of them at their new sharply lower prices. Purchasing both types of bonds benefited the Fund in the fourth quarter of 2003 because prices of longer-term bonds appreciated the most as the municipal bond market regained some of the ground it had lost in the summer.

Unexpected bond call detracted from Fund performance

In the low-interest-rate environment, noncallable bonds with high coupon rates performed well in 2003. Of the many noncallable bonds held by the Fund, there was one position—Pima County Arizona Unified School District bonds—that had an extraordinary call provision of which market participants were generally unaware. Circumstances arose which created an extraordinary event that required the bonds to be retired early at par. Consequently, the difference between par and the higher price at which the market had been valuing the bonds represented a loss to the Fund.

Dryden National Municipals Fund, Inc.	5

Taking advantage of volatility in the tobacco bond sector

Heightened volatility in the tobacco bond sector created attractive opportunities to invest in these debt securities in 2003. Earlier in the year, we purchased for relatively inexpensive prices tobacco bonds that were backed solely by payments of tobacco companies to state governments under the Master Settlement Agreement. We sold these bonds at a profit later in the year after it was announced that the Illinois State Supreme Court had agreed to hear an appeal on the Miles class action case. The case involves a ruling in March 2003 by an Illinois state judge who rendered a $10.1 billion judgment against Philip Morris USA, a subsidiary of Altria Group, for telling smokers that so-called “light” cigarettes were safer than regular cigarettes. Tobacco bonds generally gained in value on the idea that the appeals court may dismiss the ruling.

Our focus on hospital bonds

The Fund has long had a considerable exposure to hospital bonds that generally benefited its performance in 2003. We sold some of its hospital bonds because we believed they had become overvalued. However, we also sold bonds of Tallahassee Florida Health Facilities due to concern about the financial standing of Tallahassee Memorial HealthCare. We sold the majority of these bonds shortly before Moody’s Investors Service placed them on credit watch with a negative outlook. When Moody’s later downgraded the bonds’ rating, it cited such factors as significant operating losses during the first nine months of Tallahassee Memorial HealthCare’s fiscal year 2003. After the downgrade, we sold our remaining bonds at considerably lower prices. In contrast, we bought bonds of the New Mexico State Hospital Equipment Loan Council that gained in value during 2003 when it was announced that the Memorial Medical Center had found a bidder to purchase its lease and operate the hospital in the future.

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Portfolio of Investments

as of December 31, 2003

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 97.3%

Alabama 1.9%

Alabama St. Pub. Sch. & Coll. Auth., Cap. Impvt., Ser. D	Aa3	5.25%	8/01/05	$4,485		$4,756,791
Jefferson Cnty. Swr. Rev., Cap. Impvt. Wts., Ser. D	Aaa	5.00%	2/01/42	6,000	(b)	6,743,040

						11,499,831

Alaska 0.7%

Alaska St. Hsg. Fin. Corp. Rev., First Ser. Veterans Mtge. Prog., G.N.M.A., F.N.M.A	Aaa	5.875	12/01/35	1,095		1,109,093
Northern Tobacco Securitization Corp. Rev., Asset Bkd. Bonds	Baa2	6.50	6/01/31	3,000		2,852,220

						3,961,313

Arizona 1.7%

Arizona St. Mun. Fin. Proj., C.O.P., Ser. 25, B.I.G.I.C.	Aaa	7.875	8/01/14	2,250		2,262,623
Pima Cnty. Ind. Dev. Auth. Rev., F.S.A.	Aaa	7.25	7/15/10	1,365		1,432,977
Pima Cnty. Uni. Sch. Dist., G.O., F.G.I.C.	Aaa	7.50	7/01/10	3,000	(e)	3,794,910
Tucson Cnty., G.O.,
Ser. A	Aa2	7.375	7/01/11	1,000		1,274,900
Ser. A	Aa2	7.375	7/01/12	1,100		1,419,022

						10,184,432

California 5.7%

Anaheim Pub. Fin. Auth. Lease Rev., Ser. 641A, F.S.A., R.I.T.E.S.	NR	14.69	9/01/16	2,210		3,591,339
Ser. 641B, F.S.A., R.I.T.E.S.	NR	14.69	9/01/24	1,815		2,868,172
California Poll. Ctrl. Fin. Auth. Solid Wste. Disp. Rev., Keller Canyon Landfill Co. Proj., A.M.T.	B1	6.875	11/01/27	2,500		2,512,050
California St., G.O., M.B.I.A.	Aaa	5.25	2/01/27	5,000		5,269,250

See Notes to Financial Statements

Dryden National Municipals Fund, Inc.	7

Portfolio of Investments

as of December 31, 2003 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Central California Joint Pwrs. Hlth. Fin. Auth., C.O.P.,
Cmnty. Hosps. of Central California	Baa2	4.75%	2/01/08	$1,115		$1,162,220
Cmnty. Hosps. of Central California	Baa2	4.75	2/01/09	1,165		1,209,515
Cmnty. Hosps. of Central California	Baa2	4.75	2/01/10	1,210		1,243,202
Folsom Cordova Uni. Sch. Dist. Sch. Facs. Impvt. Dist. No. 2, C.A.B.S., Ser. A, M.B.I.A.	Aaa	Zero	10/01/21	60		25,015
Foothill / Eastern Corridor Agcy. Toll Rd. Rev.,	Aaa	5.375	1/15/15	2,500		2,792,475
Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev., Asset Bkd., Ser. B.,	Baa2	5.75	6/01/22	2,500		2,619,725
Los Angeles Harbor Dept. Rev., Ser B, A.M.T.	Aa2	5.375	11/01/23	2,000		2,098,680
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., A.M.B.A.C.	Aaa	Zero	8/01/25	2,000		638,060
San Joaquin Hills Trans. Corridor Agcy. Toll Rd. Rev.,
C.A.B.S., Ser. A, M.B.I.A.	Aaa	Zero	1/15/35	9,000		1,732,230
C.A.B.S., Ser. A, M.B.I.A.	Aaa	Zero	1/15/36	11,000		2,007,720
Santa Margarita Dana Point Auth. Rev., Impvt. Dists. 3, 4, Ser. B, M.B.I.A.	Aaa	7.25	8/01/14	2,000		2,641,800
West Contra Costa Sch. Dist., C.O.P., Rfdg.	Baa3	7.125	1/01/24	1,600		1,650,032

						34,061,485

Colorado 3.9%

Adams & Arapahoe Cntys. Joint Sch. Dist. No. 28J Aurora, Ser. A, G.O., F.S.A.	Aaa	5.25	12/01/20	2,000		2,187,500
Arapahoe Cnty., Cap. Impvt. Trust Fund, Hwy. Rev., Ser. E-470	Aaa	7.00	8/31/26	3,000	(b)	3,367,950
Arapahoe Cnty., Sch. Dist., No. 005, Cherry Creek	Aa2	5.50	12/15/19	1,885		2,107,053

See Notes to Financial Statements

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Boulder Cnty. Sales & Use Tax Rev., Ser. A, F.G.I.C.	AAA(d)	6.00%	12/15/17	$3,970		$4,624,296
Colorado Hsg. Fin. Auth. Sngl. Fam. Proj.,
Ser. A, A.M.T.	Aa2	8.00	6/01/25	460		461,905
Ser. A-2, A.M.T.	Aa2	7.25	5/01/27	394		404,189
Ser. A-2, A.M.T.	Aa2	6.875	11/01/28	800		821,640
Ser. B-1, A.M.T.	Aa2	7.90	12/01/25	235		241,822
Ser. C-1, A.M.T., M.B.I.A.	Aaa	7.65	12/01/25	640		642,579
Ser. C-2, A.M.T., F.H.A.	Aa2	5.90	8/01/23	1,690		1,772,117
Ser. C-2, A.M.T., F.H.A.	Aa2	7.05	4/01/31	1,600		1,639,728
Silver Dollar Metro. Dist., G.O.	NR	7.05	12/01/30	4,940		5,047,494
Westminster Sales & Use Tax Ref. Rev., Str. Proj., Ser. A	AA(d)	5.60	12/01/16	400		451,248

						23,769,521

Connecticut 1.3%

Connecticut St. Spec. Tax Oblig. Rev., Trans. Infrastructure, Ser. A	Aaa	7.125	6/01/10	1,000	(b)	1,230,840
Connecticut St., G.O., Rite-1060 R	AAA(d)	8.34	11/15/09	2,855		3,202,796
Ser. C	Aa3	5.00	12/15/07	3,000		3,327,810

						7,761,446

Florida 3.3%

Broward Cnty. Res. Recov. Rev. Rfdg., Wheelabrator, Ser. A	A3	5.50	12/01/08	9,600		10,777,920
Florida St. Brd. of Ed., G.O.	Aa2	9.125	6/01/14	1,260		1,759,754
Hillsborough Cnty. Ind. Dev. Auth. Hosp. Rev.,
Tampa Gen. Hosp. Proj., Ser. B	Baa1	5.25	10/01/28	1,000		978,230
Tampa Gen. Hosp. Proj., Ser. B	Baa1	5.25	10/01/34	1,000		969,950
Lakeland Elec. & Wtr. Rev., First Lien, Ser. B	Aaa	6.55	10/01/05	2,000		2,173,820
Osceola Cnty. Infrastructure Sales Surtax, A.M.B.A.C.	Aaa	5.375	10/01/16	2,840		3,192,643

						19,852,317

Georgia 0.3%

Forsyth Cnty. Sch. Dist. Dev. Rev.	Aa2	6.75	7/01/16	500		632,905
Fulton Cnty. Sch. Dist. Rev.	Aa2	6.375	5/01/17	750		935,738

						1,568,643

See Notes to Financial Statements

Dryden National Municipals Fund, Inc.	9

Portfolio of Investments

as of December 31, 2003 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Guam 0.5%

Guam Pwr. Auth. Rev.,
Ser. A	AAA(d)	6.625%	10/01/14	$1,000	(b)	$1,061,600
Ser. A	AAA(d)	6.75	10/01/24	2,000	(b)	2,125,060

						3,186,660

Hawaii 0.1%

Hawaii St. Harbor Cap. Impvt. Rev., A.M.T., F.G.I.C.	Aaa	6.25	7/01/15	500		521,350

Illinois 2.8%

Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., 3rd Lein, Ser. B-1, X.L.C.A.	Aaa	5.25	1/01/34	1,975		2,057,673
Chicago Sngl. Fam. Mtge. Rev., Ser. A, A.M.T., F.N.M.A., G.N.M.A.	AAA(d)	7.15	9/01/31	900		925,119
Chicago, G.O., F.G.I.C.	Aaa	5.25	1/01/28	3,625		3,771,559
Eastern Illinois Univ. Rev., Auxilary Facs. Sys., A.M.B.A.C.	Aaa	5.625	4/01/18	1,800		2,007,126
Gilberts Spec. Svc. Area No. 9 Spec. Tax, Big Timber Proj.	NR	7.75	3/01/27	2,000		2,190,580
Illinois Edl. Facs. Auth. Student Hsg. Rev., Edl. Advancement Fd., Univ. Ctr. Proj.	Baa2	6.00	5/01/22	1,500		1,529,910
Mc Lean & Woodford Cntys. Cmnty. Unit Sch. Dist. No. 005, G.O., F.S.A.	Aaa	5.625	12/01/17	4,000		4,537,080

						17,019,047

Indiana 0.3%

Gary Mtge. Rev., Lakeshore Dunes Apts., Ser. A, G.N.M.A.	AAA(d)	6.00	8/20/34	2,000		2,089,900

Kansas 0.6%

Kansas St. Dev. Fin. Auth. Rev., Wtr. Poll. Ctrl.	Aa1	6.00	11/01/14	3,000	(b)	3,575,280

Kentucky 1.0%

Henderson Cnty. Solid Wste. Disp. Rev., Macmillan Bloedel Proj., A.M.T.	Baa2	7.00	3/01/25	6,000		6,295,980

See Notes to Financial Statements

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Louisiana 1.2%

Orleans Parish Sch. Brd., E.T.M., M.B.I.A.	Aaa	8.90%	2/01/07	$5,780		$6,978,599

Maryland 1.9%

Baltimore, Econ. Dev. Lease Rev., Armistead Partnership, Ser. A	A(d)	7.00	8/01/11	920		939,808
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Univ. Maryland Med. Sys.	A3	6.75	7/01/30	5,000		5,662,350
Northeast Wste. Disp. Auth. Rev.,
Baltimore City Sludge Corp. Proj.	NR	7.25	7/01/07	2,171		2,347,589
Montgomery Cnty. Res. Rec. Proj., Ser. A	A2	6.00	7/01/07	1,000		1,100,020
Takoma Park Hosp. Facs. Rev., Washington Adventist Hosp., F.S.A.	Aaa	6.50	9/01/12	1,000		1,220,870

						11,270,637

Massachusetts 6.1%

Boston Ind. Dev. Fin. Auth. Swr. Fac. Rev., Harbor Elec. Engy. Co. Proj., A.M.T.	Aa3	7.375	5/15/15	1,395		1,401,347
Mass. St. Coll. Bldg. Auth. Proj. Rev., Ser. A, E.T.M., M.B.I.A.	Aaa	Zero	5/01/22	2,250		926,280
Mass. St. Dev. Fin. Agcy. Rev., Concord Assabet Fam. Svcs.	Ba2	6.00	11/01/28	640		590,643
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
Beth Israel Hosp., A.M.B.A.C.	Aaa	10.653(c)	7/01/25	1,500		1,539,780
Caritas Christi Oblig., Ser. B	Baa3	6.75	7/01/16	3,590		3,701,577
Harvard Univ., Ser. W	Aaa	6.00	7/01/35	500	(b)	597,010
Simmons Coll., Ser. D., A.M.B.A.C.	Aaa	6.05	10/01/20	1,000	(b)	1,200,710
Univ. Mass. Pro., Ser. A, F.G.I.C.	Aaa	5.875	10/01/29	500		566,865
Valley Reg. Hlth. Sys., Ser. C	AAA(d)	7.00	7/01/10	825		1,009,025
Youville Hosp., Ser. B, F.H.A.	Aa2	6.00	2/15/34	4,195	(b)	4,303,902
Mass. St. Ind. Fin. Agcy. Bradford Coll.	NR	5.625	11/01/28	1,000	(f)(g)	280,000

See Notes to Financial Statements

Dryden National Municipals Fund, Inc.	11

Portfolio of Investments

as of December 31, 2003 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Mass. St. Wtr. Poll. Abatement Trust, Pool Prog., Ser. 9 Mass. St. Wtr. Poll.,	Aaa	5.25%	8/01/33	$2,500		$2,630,625
Abatement Trust Rev., Ser. A	Aaa	6.375	2/01/15	80		81,933
Pool Prog. Bonds, Ser. 6	Aaa	5.625	8/01/17	2,870		3,275,502
Mass. St. Wtr. Res. Auth. Rev.,
Ser. A, F.S.A.,	AAA(d)	6.50	7/15/19	4,000		4,999,560
Ser. B, M.B.I.A.	Aaa	6.25	12/01/11	500		605,815
Ser. D, M.B.I.A.	Aaa	6.00	8/01/13	500		599,975
Mass. St., Cons. Ln., Ser. D, G.O.	Aaa	5.50	11/01/12	5,000		5,805,500
Ser. C, G.O., F.G.I.C.	Aaa	6.00	8/01/09	1,250		1,462,225
Rail Connections Inc. Rev., Rte. 128, Ser. B, A.C.A.	Aaa	Zero	7/01/21	2,500	(b)	1,004,950

						36,583,224

Michigan 2.7%

Dickinson Cnty. Mem. Hosp. Sys. Rev.	Baa3	8.00	11/01/14	1,000	(b)	1,075,000
Harper Creek Cmnty. Sch. Dist., G.O.	Aa1	5.50	5/01/17	1,500		1,679,505
Michigan St. Bldg. Auth. Rev.,
Facs. Prog., Ser II	Aa2	5.50	10/15/09	3,000	(b)	3,404,880
Rfdg. Facs. Prog., Ser III	Aa2	5.375	10/15/22	3,750		4,065,038
Michigan St. Hosp. Fin. Auth. Rev.,
Genesys Hlth. Sys., Ser. A	AAA(d)	8.125	10/01/21	1,000	(b)	1,135,430
Genesys Hlth. Sys., Ser. A	AAA(d)	7.50	10/01/27	500	(b)	552,715
Okemos Pub. Sch. Dist.,
M.B.I.A.	Aaa	Zero	5/01/12	1,100		802,307
M.B.I.A.	Aaa	Zero	5/01/13	1,000		691,170
Sturgis Pub. Sch. Dist., Sch. Bldg. & Site, G.O.	Aa1	5.50	5/01/14	670		758,500
Wyandotte Elec. Rev., G.O., M.B.I.A.	Aaa	6.25	10/01/08	2,000		2,231,900

						16,396,445

Minnesota 0.9%

Minnesota Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge., Ser. I, A.M.T.	Aa1	5.80	1/01/19	5,180		5,437,912

See Notes to Financial Statements

12	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Missouri 0.8%

Missouri St. Hsg. Dev. Comm. Mtge. Rev., Sngl. Fam. Homeowner Ln., Ser. A, A.M.T., G.N.M.A.	AAA(d)	7.20%	9/01/26	$945	$961,897
St. Louis Arpt. Rev., Arpt. Dev. Prog., Ser. A, M.B.I.A.	Aaa	5.625	7/01/19	3,500	3,936,030

					4,897,927

Nevada 0.5%

Clark Cnty., Ser. A, G.O., F.G.I.C.	Aaa	5.00	6/01/10	2,730	3,000,816

New Hampshire 0.9%

Manchester Hsg. & Redev. Auth. Rev., C.A.B.S., Ser. B, A.C.A.	Baa3	Zero	1/01/24	4,740	1,436,267
New Hampshire Higher Ed. & Hlth. Facs. Auth. Rev., New Hampshire Coll.	BBB-(d)	6.30	1/01/16	500	508,380
New Hampshire Hlth. & Ed. Facs. Auth. Rev., Coll. Issue	BBB-(d)	7.50	1/01/31	3,000	3,243,660

					5,188,307

New Jersey 3.2%

New Jersey Econ. Dev. Auth. Mkt. Transition Fac. Rev., Sr. Lien, Ser. A, M.B.I.A.	Aaa	5.00	7/01/06	5,000	5,402,200
New Jersey Econ. Dev. Auth. Rev., Sch. Facs. Constr., Ser. F	Aa3	5.00	6/15/09	3,000	3,344,910
New Jersey Hlth. Care Facs. Fin. Auth. Rev. Rfdg.,
Atlantic City Med. Ctr.	A3	6.25	7/01/17	2,175	2,425,125
St. Peter’s Univ. Hosp., Ser. A	Baa1	6.875	7/01/30	2,000	2,165,040
New Jersey Hlth. Care Facs. Fin. Auth. Rev., Raritan Bay Med. Ctr. Issue	NR	7.25	7/01/27	2,000	2,054,860
South Jersey Hosp.	Baa1	6.00	7/01/26	1,565	1,630,495
South Jersey Hosp.	Baa1	6.00	7/01/32	1,000	1,038,400
Tobacco Settlement Fin. Corp.,
Asset Bkd.	Baa2	6.00	6/01/37	400	356,992
Bonds	Baa2	6.25	6/01/43	1,000	915,730

					19,333,752

See Notes to Financial Statements

Dryden National Municipals Fund, Inc.	13

Portfolio of Investments

as of December 31, 2003 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New Mexico 1.0%

New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser. C-2, G.N.M.A., F.N.M.A., A.M.T.	AAA(d)	6.15%	3/01/32	$2,860	$3,003,915
New Mexico St. Hosp. Equipment Ln., Council Hosp. Rev., Mem. Med. Ctr. Inc. Proj.	B1	5.50	6/01/28	3,000	2,910,120

					5,914,035

New York 15.0%

Erie Cnty. Ind. Dev. Agy. Sch. Fac. Rev.,
City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/19	1,250	1,419,775
City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/23	3,030	3,384,237
City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/24	6,765	7,536,684
Metro. Trans. Auth. Rev., Ser. A, A.M.B.A.C.	Aaa	5.50	11/15/18	4,000	4,504,680
New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., Reg. IRS	Aaa	9.17(c)	6/15/09	5,500	5,804,920
New York City Transitional Fin. Auth. Rev., Ser. C	Aa2	5.50	2/15/16	2,500	2,809,375
New York City Transitional Future Tax, Ser. A	Aa2	5.75	2/15/17	5,000	5,699,550
New York City, G.O.,
Ser. A	A2	7.75	8/15/04	15	15,080
Ser. B	A2	8.25	6/01/06	1,500	1,713,360
Ser. B	A2	7.25	8/15/07	3,500	4,062,275
Ser. D	A2	8.00	8/01/04	30	30,166
Ser. D	A2	7.65	2/01/07	45	45,216
Ser. G, A.M.B.A.C.	Aaa	6.00	10/15/08	5,000	5,796,250
New York St. Engy. Resh. & Dev. Auth. Poll. Ctrl. Rev., Cent. Hudson Gas Elec., Ser. A, A.M.T.	Aaa	3.00	12/01/28	3,000	2,984,610
New York St. Environ. Facs. Corp. Poll. Ctrl. Rev.,
St. Wtr. Revolv. Fdg., Ser. C	Aaa	5.80	1/15/14	20	22,121
St. Wtr. Revolv. Fdg., Ser. C	Aaa	5.80	1/15/14	1,260	1,381,754

See Notes to Financial Statements

14	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

New York St. Mun. Brd. Bank Agcy. Spl. Sch. Purp. Rev.,
Ser. C	A+(d)	5.25%	6/01/22	$3,200		$3,352,416
Ser. C	A+(d)	5.25	12/01/22	3,595		3,766,230
New York St. Urban Dev. Corp. Corr. & Youth Facs. Svc.,
Ser. A	A3	5.00	1/01/09	2,650		2,934,610
Ser. A	AA-(d)	5.25	1/01/21	7,215		7,948,765
Suffolk Cnty. Ind. Dev. Agcy. Civic Facs. Rev., Ser. B,	NR	7.625	1/01/30	1,000		1,009,210
Tobacco Settlement Fin. Corp.,
Asset Bkd., Ser. A-1	A3	5.50	6/01/14	4,125		4,444,316
Asset Bkd., Ser. A-1	A3	5.50	6/01/16	3,000		3,205,080
Asset Bkd., Ser. A-1	A3	5.50	6/01/18	3,000		3,205,980
Asset Bkd., Ser. A-1	A3	5.50	6/01/19	5,000		5,352,400
Ser. C-1	A3	5.50	6/01/14	3,000		3,232,230
Ser. C-1	A3	5.50	6/01/15	4,500		4,844,250

						90,505,540

North Carolina 2.4%

Charlotte Arpt. Rev., Ser. B, A.M.T., M.B.I.A.	Aaa	6.00	7/01/24	1,000		1,128,710
Charlotte Storm Wtr. Fee Rev.,	Aa2	6.00	6/01/25	500	(b)	596,150
No. Carolina Eastern Mun. Pwr. Agcy.,
Pwr. Sys. Rev., A.M.B.A.C.	Aaa	6.00	1/01/18	1,000		1,196,130
Pwr. Sys. Rev., Ser. A	Aaa	6.00	1/01/26	650	(b)	786,571
Pwr. Sys. Rev., Ser. A, E.T.M.	Aaa	6.50	1/01/18	2,635		3,375,330
Pwr. Sys. Rev., Ser. A, E.T.M.	Baa3	6.40	1/01/21	1,000		1,248,050
Pwr. Sys. Rev., Ser. A, M.B.I.A.	Aaa	6.50	1/01/18	1,005		1,252,662
No. Carolina Hsg. Fin. Agcy., Home Ownership, Ser. 6 A, A.M.T.	Aa2	6.20	1/01/29	895		939,866
No. Carolina Mun. Pwr. Agcy., No. 1 Catawba Elec. Rev., M.B.I.A.	Aaa	6.00	1/01/10	1,250		1,460,488
Piedmont Triad Arpt. Auth. Rev., Ser. B, A.M.T., F.S.A.	Aaa	6.00	7/01/21	1,000		1,130,800
Pitt Cnty. Rev., Mem. Hosp., E.T.M.	Aaa	5.25	12/01/21	1,000		1,068,580

						14,183,337

See Notes to Financial Statements

Dryden National Municipals Fund, Inc.	15

Portfolio of Investments

As of December 31, 2003 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

North Dakota 1.9%

Mercer Cnty. Poll. Ctrl. Rev., Antelope Valley Station, A.M.B.A.C.	Aaa	7.20%	6/30/13	$9,000		$11,250,810

Ohio 7.8%

Akron, G.O.	A1	10.50	12/01/04	200		216,746
Brecksville Broadview Heights City Sch. Dist., F.G.I.C.	Aaa	6.50	12/01/16	1,000		1,143,320
Cleveland Arpt. Sys. Rev., Ser. A, A.M.T, F.G.I.C.	Aaa	6.25	1/01/20	3,500	(b)	3,570,000
Cleveland,
G.O., M.B.I.A.	Aaa	5.75	8/01/14	1,000		1,189,730
G.O., M.B.I.A.	Aaa	5.75	8/01/15	1,000		1,188,550
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A.	AA(d)	7.625	1/01/22	1,735	(b)	2,242,054
Cuyahoga Cnty. Hosp. Facs. Rev., Canton Inc. Proj.	Baa2	7.50	1/01/30	5,000		5,552,350
Cuyahoga Cnty. Hosp. Rev., Meridia Hlth. Sys.	A1	6.25	8/15/24	1,500	(b)	1,647,540
Dayton, G.O., M.B.I.A.	Aaa	7.00	12/01/07	480		565,939
Dover Mun. Elec. Sys. Rev., F.G.I.C.	Aaa	5.95	12/01/14	1,000		1,089,890
Greene Cnty. Wtr. Sys. Rev., Ser. A, F.G.I.C.	Aaa	6.125	12/01/21	1,000		1,146,320
Hamilton Cnty. Sales Tax Sub. C.A.B.S., Ser. B, A.M.B.A.C.	Aaa	Zero	12/01/20	2,000		906,920
Hilliard Sch. Dist. C.A.B.S. Sch. Impvt., F.G.I.C.	Aaa	Zero	12/01/19	1,720		830,089
Lorain Cnty. Hosp. Rev., Rfdg. Mtge., Ser. C	BBB(d)	6.875	6/01/22	2,000		2,055,520
Lucas Cnty. Hlth. Care Fac. Rev.,
Ref. Presbyterian Svcs., Ser. A	NR	6.625	7/01/14	1,750		1,845,445
Rfdg. Impvt., Sunset Ret., Ser. A	NR	6.625	8/15/30	1,000		1,042,040
Montgomery Cnty. Swr. Sys. Rev., Greater Moraine, Beaver Creek, F.G.I.C.	Aaa	Zero	9/01/05	1,000		974,690
Mount Vernon City Sch. Dist., G.O., F.G.I.C.	Aaa	7.50	12/01/14	500		532,960
Newark, Ltd. Tax, G.O., A.M.B.A.C.	Aaa	Zero	12/01/06	805		759,558

See Notes to Financial Statements

16	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Ohio Hsg. Fin. Agcy. Mtge. Rev.,
Res. Con. Opt., Ser. C-1, A.M.T., G.N.M.A.	Aaa	6.05%	3/01/32	$540		$570,580
Ser. A-1, A.M.T., G.N.M.A.	Aaa	6.35	9/01/31	270		276,445
Ohio St. Bldg. Auth., St. Corr. Facs., Ser. A	Aa2	6.00	10/01/08	615		712,010
Ohio St. Higher Edl. Fac. Comn. Rev., Case Western Resv. Univ., Ser. B	Aa2	6.50	10/01/20	750		950,693
Ohio St. Solid Wste. Rev., CSC Ltd. Proj., A.M.T.	NR	8.50	8/01/22	500	(f)	0
Ohio St. Univ. Gen. Rcpts., Ser. A	Aa2	6.00	12/01/16	1,000		1,167,990
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Facs. Rev., Buckeye Pwr. Inc. Proj., A.M.B.A.C.	Aaa	7.80	11/01/14	9,900		10,625,274
Ohio St. Wtr. Dev. Auth. Rev. Wtr. Dev.—Fresh Wtr. Ser.	Aa2	5.125	12/01/18	3,000		3,225,720
Richland Cnty Hosp. Facs. Rev., Medcentral Hlth. Sys., Ser. B	A-(d)	6.375	11/15/22	1,000		1,066,960

						47,095,333

Oklahoma 1.1%

Oklahoma St. Tpke. Auth. Tpke. Rev., Second Sr., Ser. B, F.G.I.C.	Aaa	5.00	1/01/16	5,900		6,416,840

Pennsylvania 0.8%

Clarion Cnty. Hosp. Auth. Rev., Clarion Hosp. Proj.	BBB-(d)	5.60	7/01/10	685		678,397
Monroe Cnty. Hosp. Auth. Rev., Hosp., Pocono Med. Ctr.,	BBB+(d)	6.00	1/01/43	1,750		1,802,097
Westmoreland Cnty. Ind. Dev. Auth. Rev., Valley Landfill Proj.	BBB(d)	5.10	5/01/18	2,000		2,109,040

						4,589,534

Puerto Rico 0.8%

Puerto Rico Comnwlth.,
PA625, R.I.T.E.S., A.M.B.A.C.	NR	12.31	7/01/10	500		743,650
PA642B, R.I.T.E.S., M.B.I.A.	NR	9.83	7/01/12	1,000		1,371,200
Puerto Rico Comwlth. Hwy. & Trans. Auth. Trans. Rev., Ser. G, F.G.I.C.	Aaa	5.25	7/01/18	2,250		2,508,120

See Notes to Financial Statements

Dryden National Municipals Fund, Inc.	17

Portfolio of Investments

As of December 31, 2003 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Puerto Rico Pub. Bldgs. Auth., Gtd. Pub. Ed. & Hlth. Facs. Rev., Ser. J, C.A.B.S., E.T.M.	Baa1	Zero	7/01/06	$275		$263,018

						4,885,988

Rhode Island 0.7%

Rhode Island St. Econ. Dev. Corp. Rev., Grant Antic—R.I. Dept. Trans., Ser. A, F.S.A.	Aaa	5.00%	6/15/15	2,250		2,472,120
Tobacco Settlement Fin. Corp., Asset Bkd., Ser. A	Baa2	6.125	6/01/32	2,000		1,825,900

						4,298,020

South Carolina 3.4%

Berkeley Cnty. Wtr. & Swr. Rev. Sys.,
M.B.I.A.	Aaa	5.00	6/01/14	1,250		1,388,675
M.B.I.A.	Aaa	5.25	6/01/16	1,000		1,114,690
Charleston Waterworks & Swr. Rev., E.T.M.	Aaa	10.375	1/01/10	6,755		8,467,122
Greenville Cnty. Sch. Dist. Installment Pur. Ref., Bldg. Equity Sooner Tomorrow	A1	5.875	12/01/16	5,500		6,283,200
South Carolina Jobs Econ. Dev. Auth. Hosp. Facs Rev., Ref. & Impvt., Palmetto Hlth., Ser. C	Baa2	6.875	8/01/27	3,000		3,265,410

						20,519,097

Tennessee 1.3%

Bristol Hlth. & Edl. Fac. Rev., Bristol Mem. Hosp., F.G.I.C.	Aaa	6.75	9/01/10	5,000	(e)	6,023,450
Shelby Cnty. Hlth. Edl. & Hsg. Fac. Brd. Hosp. Rev., Methodist Hlth. Care	Baa1	6.50	9/01/26	1,500		1,633,440

						7,656,890

Texas 12.2%

Brazos River Auth. Poll. Ctrl. Rev.,
TXU Energy Co. LLC Proj., Ser. C, A.M.T.	Baa2	6.75	10/01/38	1,750		1,848,840
TXU Energy Co. LLC Proj., Ser. D	Baa2	5.40	10/01/29	1,000		1,043,870

See Notes to Financial Statements

18	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Brazos River Auth. Rev., Houston Inds. Inc. Proj. B	Aaa	5.125%	11/01/20	$3,500		$3,709,230
Dallas Ft. Worth, Reg. Arpt. Rev., F.G.I.C.,
Ser. A	Aaa	7.375	11/01/08	3,500		3,639,720
Ser. A	Aaa	7.375	11/01/09	3,500		3,639,720
Harris Cnty. Ind. Dev. Corp. Arpt. Facs. Rev., Continental Airlines, Inc. Proj.	Caa2	5.375	7/01/19	2,795		2,110,169
Lower Co. River Auth. Transmission Contract Rev., LCRA Trans. Svcs. Corp. Proj., Ser. C, A.M.B.A.C.	Aaa	5.25	5/15/25	2,250		2,372,490
Matagorda Cnty. Nav. Dist. No. 1 Poll. Ctrl. Rev.,
Cent. Pwr. Rmkt. 11/03, Ser. A,	Baa2	2.15	5/01/30	5,000		4,997,800
Cent. Pwr. Rmkt. 11/1/03, Ser. B, A.M.T.	Baa2	2.35	5/01/30	2,500		2,498,900
Panhandle Reg. Hsg. Fin. Corp. Rev., Multi-Family Hsg., Ser. A	A3	6.75	3/01/31	3,000		3,092,520
Sabine River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. B	Baa2	6.15	8/01/22	1,000		1,049,930
Texas St. T.R.A.N.	MIG1	2.00	8/31/04	25,000		25,156,250
Texas St. Pub. Fin. Auth. Rev.,
Southern Univ. Fin. Sys., M.B.I.A.	Aaa	5.50	11/01/18	2,240		2,489,401
Unemployment Comp. Assnt., Ser. A	Aaa	5.00	12/15/08	8,500		9,490,845
Univ. Houston Univ. Rev., Cons., Ser. B, F.S.A.	Aaa	5.125	2/15/07	5,470		5,987,353

						73,127,038

U. S. Virgin Islands 0.3%

Virgin Islands Pub. Fin. Auth. Rev., Gross Rcpts., Tax Ln. Note, Ser. A	BBB(d)	6.50	10/01/24	1,500		1,659,030

Virginia 0.8%

Chesapeake Bay Bridge & Tunnel Comnth. Dist. Rev., Gen. Resolution, F.G.I.C.	Aaa	5.75	7/01/08	3,415	(b)	3,709,168

See Notes to Financial Statements

Dryden National Municipals Fund, Inc.	19

Portfolio of Investments

As of December 31, 2003 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)		Value (Note 1)

Henrico Cnty. Econ. Dev. Auth. Rev., Bon Secours Hlth. Sys. Inc., Ser. A	A3	5.60%	11/15/30		$1,150		$1,183,109

							4,892,277

Washington 4.0%

Energy Northwest Elec. Rev.,
Columbia Generating, Ser. B	Aaa	6.00	7/01/18		4,000		4,631,000
Proj. No. 1, Ser. B	Aaa	6.00	7/01/17		3,000		3,485,070
Proj. No. 3, Ser. A, F.S.A.	Aaa	5.50	7/01/18		4,010		4,434,458
King Cnty., G.O., Ser. B	Aa1	5.85	12/01/13		3,230	(b)	3,747,511
Ser. B	Aa1	5.85	12/01/13		6,770	(b)	7,854,689

							24,152,728

West Virginia 0.4%

West Virginia St. Hosp. Fin. Auth., Oak Hill Hosp. Rev., Ser. B	A2	6.75	9/01/30		2,000	(b)	2,479,700

Wisconsin 1.1%

Badger Tobacco Asset Securitization Corp., Asset Bkd.	Baa2	6.375	6/01/32		5,000		4,673,350
Wisconsin St. Hlth. & Edl. Facs. Auth. Rev., Marshfield Clinic, Ser. B	BBB+(d)	6.00	2/15/25		2,000		2,028,040

							6,701,390

Total long-term investments (cost $554,167,669)							584,762,411

SHORT-TERM INVESTMENTS 1.4%

Delaware 0.8%

Delaware St. Econ. Dev. Auth. Rev.,
Exempt Facs., Delmarva P&L, Ser. A	VMIG2	1.57	1/02/04	(h)	800		800,000
Gas Facs., Delmarva Pwr. & Lt., A.M.T.	VMIG2	1.57	1/02/04	(h)	4,200		4,200,000

							5,000,000

See Notes to Financial Statements

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)	Value (Note 1)

Georgia 0.0%

Green Cnty. Dev. Auth. Indl. Park Rev.,	NR	6.875%	2/01/04		$85	$85,000

Rhode Island 0.3%

Providence Hsg. Auth. Multi-Fam. Rev., Cathedral Square., Ser. A	A-1(d)	1.40	1/02/04	(h)	1,630	1,630,000

Virginia 0.3%

Louisa Ind. Dev. Auth. Poll.,	NR	1.26	1/14/04		1,800	1,800,000

Total short-term investments (cost $8,515,000)						8,515,000

OUTSTANDING OPTIONS PURCHASED					Contracts
US Treasury Bonds Futures
expiring 1/23/04 @ 112					58	21,750
expiring 1/23/04 @ 113					172	37,625

						59,375

Total outstanding options purchased (cost $150,986)						59,375

Total Investments 98.7% (cost $562,833,655; Note 5)						593,336,786
Other assets in excess of liabilities 1.3%						7,851,855

Net Assets 100%						$601,188,641

See Notes to Financial Statements

Dryden National Municipals Fund, Inc.	21

Portfolio of Investments

as of December 31, 2003 Cont’d.

(a)	The following abbreviations are used in the portfolio descriptions:

A.C.A.—American Capital Access

A.M.B.A.C.—American Municipal Bond Assurance Corporation

A. M. T.—Alternative Minimum Tax

B.I.G.I.C.—Bond Investors Guaranty Insurance Company

C.A.B.S.—Capital Appreciation Bonds

C.O P.—Certificate of Participation

E.T.M.—Escrowed to Maturity

F.G.I.C.—Financial Guaranty Insurance Company

F.H.A.—Federal Housing Administration

F.N.M.A.—Federal National Mortgage Association

F.S.A.—Financial Security Assurance

G.N.M.A.—Government National Mortgage Association

G.O.—General Obligation

LLC—Limited Liability Company

M.B.I.A.—Municipal Bond Insurance Corporation

R.I.T.E.S.—Residual Interest Tax Exempt Securities Receipts

T.R.A.N.—Tax and Revenue Anticipation Note

X.L.C.A.—X.L. Capital Assurance

(b)	Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(d)	Standard & Poor’s rating.
(e)	All or portion of security segregated as collateral for financial futures contracts.
(f)	Represent issuer in default on interest payments; non-income producing security.
(g)	Fair valued security.
(h)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.
NR—Not	Rated by Moody’s or Standard & Poor’s.

The Fund’s current Prospectus contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements

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Statement of Asset and Liabilities

DECEMBER 31, 2003	ANNUAL REPORT

Dryden National Municipals Fund, Inc.

Statement of Assets and Liabilities

as of December 31, 2003

Assets

Investments, at value (Cost $562,833,655)	$593,336,786
Cash	203,297
Interest receivable	9,089,565
Receivable for Fund shares sold	84,025
Due from broker-variation margin	23,050
Prepaid expenses	6,924

Total assets	602,743,647

Liabilities

Payable for Fund shares reacquired	609,234
Dividends payable	376,969
Management fee payable	245,757
Accrued expenses	146,356
Distribution fee payable	137,964
Deferred directors' fees	38,726

Total liabilities	1,555,006

Net Assets	$601,188,641

Net assets were comprised of:
Common stock, at par	$387,269
Paid-in capital in excess of par	562,795,124

563,182,393
Accumulated net realized gain on investments	7,468,804
Net unrealized appreciation on investments	30,537,444

Net assets, December 31, 2003	$601,188,641

See Notes to Financial Statements

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Class A

Net asset value and redemption price per share
($549,537,104 ÷ 35,407,073 shares of common stock issued and outstanding)	$15.52
Maximum sales charge (3% of offering price)	0.48

Maximum offering price to public	$16.00

Class B

Net asset value, offering price and redemption price per share
($42,267,126 ÷ 2,715,925 shares of common stock issued and outstanding)	$15.56

Class C

Net asset value and redemption price per share
($5,163,248 ÷ 331,755 shares of common stock issued and outstanding)	$15.56
Sales charge (1% of offering price)	0.16

Offering price to public	$15.72

Class Z

Net asset value, offering price and redemption price per share
($4,221,163 ÷ 272,147 shares of common stock issued and outstanding)	$15.51

See Notes to Financial Statements

Dryden National Municipals Fund, Inc.	25

Statement of Operations

Year Ended December 31, 2003

Net Investment Income

Income
Interest	$31,899,889

Expenses
Management fee	3,005,526
Distribution fee—Class A	1,427,092
Distribution fee—Class B	225,733
Distribution fee—Class C	43,441
Transfer agent’s fees and expenses	404,000
Custodian’s fees and expenses	182,000
Reports to shareholders	123,000
Registration fees	50,000
Legal fees and expenses	48,000
Audit fee	32,000
Directors’ fees	18,000
Miscellaneous	40,396

Total expenses	5,599,188
Less: Custodian fee credit	(1,608)

Net expenses	5,597,580

Net investment income	26,302,309

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	19,691,512
Financial futures transactions	(2,612,734)
Written option transactions	72,484
Swap transactions	(30,092)

17,121,170

Net change in unrealized appreciation (depreciation) on:
Investments	(15,674,208)
Financial futures contracts	343,601

(15,330,607)

Net gain on investments	1,790,563

Net Increase In Net Assets Resulting From Operations	$28,092,872

See Notes to Financial Statements

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Statement of Changes in Net Assets

	Year Ended December 31,

	2003	2002
Increase (Decrease) In Net Assets

Operations
Net investment income	$26,302,309	$29,893,722
Net realized gain on investments	17,121,170	7,176,991
Net change in unrealized appreciation (depreciation) on investments	(15,330,607)	19,476,901

Net increase in net assets resulting from operations	28,092,872	56,547,614

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(24,277,037)	(27,224,834)
Class B	(1,807,328)	(2,166,302)
Class C	(217,673)	(237,278)
Class Z	(200,339)	(162,257)

	(26,502,377)	(29,790,671)

Distributions from net realized gains
Class A	(12,312,948)	(5,761,473)
Class B	(960,586)	(485,306)
Class C	(118,349)	(56,273)
Class Z	(97,858)	(36,921)

	(13,489,741)	(6,339,973)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	39,864,688	69,671,442
Net asset value of shares issued in reinvestment of dividends and distributions	25,419,257	22,347,412
Cost of shares reacquired	(106,171,423)	(93,874,252)

Decrease in net assets from Fund share transactions	(40,887,478)	(1,855,398)

Total increase (decrease)	(52,786,724)	18,561,572

Net Assets

Beginning of year	653,975,365	635,413,793

End of year	$601,188,641	$653,975,365

See Notes to Financial Statements

Dryden National Municipals Fund, Inc.	27

Notes to Financial Statements

Dryden National Municipals Fund, Inc. (the “Fund”), formerly known as Prudential National Municipals Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Director’s approved fair valuation procedures.

Investments in mutual funds are valued at their net asset value as of close of the New York Stock Exchange on the date of valuation.

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Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Inverse Floaters: The Fund invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the

Dryden National Municipals Fund, Inc.	29

Notes to Financial Statements

Cont’d

written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Interest Rate Swaps: The Fund may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Net interest payments/receipts are included in interest income in the Statement of Operations.

During the term of the swap, changes in the value of the swap are recorded as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the

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risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Written Options, financial future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment on sales of portfolio securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Dryden National Municipals Fund, Inc.	31

Notes to Financial Statements

Cont’d

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund’s average daily net assets in excess of $1.5 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2003, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received approximately $123,000 and $8,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2003. From these fees, PIMS paid a substantial portion of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

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PIMS has advised the Fund that for the year ended December 31, 2003, it received approximately $76,800 and $4,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions (“May 2003 renewal”). The expiration date of the May 2003 renewal is April 30, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2003.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended December 31, 2003, the Fund incurred fees of approximately $296,600 for the services of PMFS. As of December 31, 2003, approximately $23,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $16,200 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) and Prudential Securities, Inc. (“PSI”), affiliates of PI, was approximately $14,500 for the year ended December 31, 2003. Effective July 1, 2003 Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Dryden National Municipals Fund, Inc.	33

Notes to Financial Statements

Cont’d

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 2003, aggregated $950,903,398 and $1,008,834,627, respectively.

During the year ended December 31, 2003, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2003 are as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation
	Long Position:
24	U.S. Treasury Bonds	Mar. ‘04	$2,589,187	$2,623,500	$34,313

Transactions in options written during the year ended December 31, 2003, were as follows:

	Contracts	Premium
Balance as of December 31, 2002	—	$—
Options written	171	72,484
Options expired	(171)	(72,484)
Balance as of December 31, 2003	—	$—

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended December 31, 2003, the adjustments were to decrease accumulated net realized gain by $248,884, increase undistributed net investment income by $200,068 and increase paid-in-capital in excess of par by $48,816, due to the difference in the treatment of accreting market discount and amortizing premium for financial and tax reporting purposes. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended December 31, 2003 and December 31, 2002, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was

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$26,239,763 and $29,652,759 of tax-exempt income, $4,198,327 and $464,332 of ordinary income, and $9,554,028 and $6,013,553 of long-term capital gains, respectively.

As of December 31, 2003, the components of distributable earnings on a tax basis were $401,591, $1,119,797 and $6,015,768 of tax-exempt income, ordinary income and long-term capital gains, respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2003 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Total Net Unrealized Appreciation
$562,466,103	$32,823,809	$1,953,126	$30,870,683

The differences between book and tax basis are primarily attributable to differences in the treatment of premium amortization for book and tax purposes.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Dryden National Municipals Fund, Inc.	35

Notes to Financial Statements

Cont’d

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2003:
Shares sold	1,939,392	$30,259,674
Shares issued in reinvestment of dividends and distributions	1,489,785	23,336,684
Shares reacquire	(6,048,216)	(94,706,403)

Net increase (decrease) in shares outstanding before conversion	(2,619,039)	(41,110,045)
Shares issued upon conversion from Class B	356,912	5,659,375

Net increase (decrease) in shares outstanding	(2,262,127)	(35,450,670)

Year ended December 31, 2002:
Shares sold	3,173,549	$49,574,748
Shares issued in reinvestment of dividends and distributions	1.316,699	20,490,907
Shares reacquired	(5,041,182)	(78,572,450)

Net increase (decrease) in shares outstanding before conversion	(550,934)	(8,506,795)
Shares issued upon conversion from Class B	412,885	6,464,965

Net increase (decrease) in shares outstanding	(138,049)	$(2,041,830)

Class B
Year ended December 31, 2003:
Shares sold	339,315	$5,350,156
Shares issued in reinvestment of dividends and distributions	104,314	1,639,271
Shares reacquired	(373,737)	(5,873,403)

Net increase (decrease) in shares outstanding before conversion	69,892	1,116,024
Shares reacquired upon conversion into Class A	(355,943)	(5,659,375)

Net increase (decrease) in shares outstanding	(286,051)	(4,543,351)

Year ended December 31, 2002:
Shares sold	517,727	$8,103,216
Shares issued in reinvestment of dividends and distributions	96,815	1,510,363
Shares reacquired	(388,205)	(6,064,878)

Net increase (decrease) in shares outstanding before Conversion	226,337	3,548,701
Shares reacquired upon conversion into Class A	(411,833)	(6,464,965)

Net increase (decrease) in shares outstanding	(185,496)	$(2,916,264)

Class C
Year ended December 31, 2003:
Shares sold	82,635	$1,300,395
Shares issued in reinvestment of dividends and distributions	14,913	234,416
Shares reacquired	(150,827)	(2,366,307)

Net increase (decrease) in shares outstanding	(53,279)	$(831,496)

Year ended December 31, 2002:
Shares sold	187,624	$2,943,968
Shares issued in reinvestment of dividends and Distributions	12,697	198,086
Shares reacquired	(152,657)	(2,395,610)

Net increase (decrease) in shares outstanding	47,664	$746,444

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Class Z
Year ended December 31, 2003:
Shares sold	187,922	$2,954,463
Shares issued in reinvestment of dividends and Distributions	13,327	208,886
Shares reacquired	(206,322)	(3,225,310)

Net increase (decrease) in shares outstanding	(5,073)	$(61,961)

Year ended December 31, 2002:
Shares sold	580,177	$9,049,510
Shares issued in reinvestment of dividends and Distributions	9,507	148,056
Shares reacquired	(438,084)	(6,841,314)

Net increase (decrease) in shares outstanding	151,600	$2,356,252

Dryden National Municipals Fund, Inc.	37

Financial Highlights

Class A
Year Ended December 31, 2003

Per Share Operating Performance:
Net asset value, beginning of year	$15.82

Income from investment operations
Net investment income	.67
Net realized and unrealized gain (loss) on investment transactions	.05

Total from investment operations	.72

Less distributions
Dividends from net investment income	(.67)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.35)

Total distributions	(1.02)

Net asset value, end of year	$15.52

Total Return(a):	4.63%
Ratios/Supplemental Data:
Net assets, end of year (000)	$549,537
Average net assets (000)	$570,837
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.87%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	4.22%
For Class A, B, C and Z shares:
Portfolio turnover rate	157%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements

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Class A

Year Ended December 31,

2002	2001	2000	1999

$15.32	$15.59	$14.72	$16.06

.75	.75	.76	.76
.64	(.13)	.88	(1.34)

1.39	.62	1.64	(.58)

(.73)	(.76)	(.76)	(.76)
—	—	(.01)	— (b)
(.16)	(.13)	—	—

(.89)	(.89)	(.77)	(.76)

$15.82	$15.32	$15.59	$14.72

9.27%	3.95%	11.45%	(3.69)%

$595,874	$579,335	$609,245	$498,428
$584,236	$599,337	$487,811	$531,603

.87%	.89%	.88%	.86%
.62%	.64%	.63%	.61%
4.68%	4.76%	5.09%	4.88%

97%	66%	122%	30%

See Notes to Financial Statements

Dryden National Municipals Fund, Inc.	39

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2003

Per Share Operating Performance:
Net asset value, beginning of year	$15.86

Income from investment operations
Net investment income	.63
Net realized and unrealized gain (loss) on investment transactions	.05

Total from investment operations	.68

Less distributions
Dividends from net investment income	(.63)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.35)

Total distributions	(.98)

Net asset value, end of year	$15.56

Total Return(a):	4.37%
Ratios/Supplemental Data:
Net assets, end of year (000)	$42,267
Average net assets (000)	$45,147
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.12%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	3.97%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.

See Notes to Financial Statements

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	Class B

	Year Ended December 31,

2002	2001	2000	1999

$15.36	$15.63	$14.75	$16.10

.71	.71	.73	.73
.64	(.13)	.89	(1.35)

1.35	.58	1.62	(.62)

(.69)	(.72)	(.73)	(.73)
—	—	(.01)	— (b)
(.16)	(.13)	—	—

(.85)	(.85)	(.74)	(.73)

$15.86	$15.36	$15.63	$14.75

8.99%	3.70%	11.23%	(3.98)%

$47,612	$48,972	$59,260	$92,265
$49,097	$54,043	$73,531	$118,044

1.12%	1.14%	1.13%	1.11%
.62%	.64%	.63%	.61%
4.43%	4.52%	4.85%	4.62%

See Notes to Financial Statements

Dryden National Municipals Fund, Inc.	41

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2003

Per Share Operating Performance:
Net asset value, beginning of year	$15.86

Income from investment operations
Net investment income	.59
Net realized and unrealized gain (loss) on investment transactions	.05

Total from investment operations	.64

Less distributions
Dividends from net investment income	(.59)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.35)

Total distributions	(.94)

Net asset value, end of year	$15.56

Total Return(a):	4.11%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,163
Average net assets (000)	$5,792
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.37%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	3.73%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of Class C shares.

See Notes to Financial Statements

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Class C

Year Ended December 31,

2002	2001	2000	1999

$15.36	$15.63	$14.75	$16.10

.67	.67	.69	.69
.64	(.13)	.89	(1.35)

1.31	.54	1.58	(.66)

(.65)	(.68)	(.69)	(.69)
—	—	(.01)	— (b)
(.16)	(.13)	—	—

(.81)	(.81)	(.70)	(.69)

$15.86	$15.36	$15.63	$14.75

8.71%	3.45%	10.96%	(4.22)%

$6,107	$5,183	$3,213	$3,060
$5,709	$4,032	$2,473	$2,643

1.37%	1.39%	1.38%	1.36%
.62%	.64%	.63%	.61%
4.17%	4.28%	4.60%	4.39%

See Notes to Financial Statements

Dryden National Municipals Fund, Inc.	43

Financial Highlights

Cont’d

Class Z

Year Ended December 31, 2003

Per Share Operating Performance:
Net asset value, beginning of period	$15.81

Income from investment operations
Net investment income	.71
Net realized and unrealized gain (loss) on investment transactions	.05

Total from investment operations	.76

Less distributions
Dividends from net investment income	(.71)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.35)

Total distributions	(1.06)

Net asset value, end of period	$15.51

Total Return(a):	4.90%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,221
Average net assets (000)	$4,453
Ratios to average net assets:
Expenses, including distribution fees	.62%
Expenses, excluding distribution fees	.62%
Net investment income	4.47%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for years of less than one full year are not annualized.
(b)	Less than $.005 per share.
(c)	Commencement of offering of Class Z shares.
(d)	Annualized.

See Notes to Financial Statements

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Class Z

Year Ended December 31,			January 22, 1999(c) Through December 31, 1999
2002	2001	2000

$15.32	$15.58	$14.71	$16.11

.78	.78	.80	.73
.64	(.12)	.88	(1.40)

1.42	.66	1.68	(.67)

(.77)	(.79)	(.80)	(.73)
—	—	(.01)	—	(b)
(.16)	(.13)	—	—

(.93)	(.92)	(.81)	(.73)

$15.81	$15.32	$15.58	$14.71

9.47%	4.26%	11.73%	(4.22)%

$4,383	$1,924	$1,183	$797
$3,314	$1,673	$765	$1,391

.62%	.64%	.63%	.64	%(d)
.62%	.64%	.63%	.64	%(d)
4.91%	5.05%	5.34%	5.45	%(d)

See Notes to Financial Statements

Dryden National Municipals Fund, Inc.	45

Report of Independent Auditors

To the Shareholders and Board of Directors of

Dryden National Municipals Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dryden National Municipals Fund, Inc., formerly Prudential National Municipals Fund, Inc. (the “Fund”), at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2004

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2003) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 2003, the Fund paid tax-exempt dividends of $.67 per Class A share, $.63 per Class B share, $.59 per Class C share and $.71 per Class Z share. The Fund also made taxable ordinary income distribution of $.1071 per Class A, B, C and Z share, of which $.0068 represents dividends from special taxable income. The remaining $.1003 per share were from short-term capital gains. In addition, the Fund paid long-term capital gains of $.2461 per share of each Class A, B, C and Z share.

In January 2004, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2003.

The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended December 31, 2003.

The Fund intends to designate the maximum amount of dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.

Dryden National Municipals Fund, Inc.	47

Supplemental Proxy Information

(Unaudited)

A Special Meeting of Shareholders was held on July 17, 2003, and adjourned to August 21, 2003. At such meetings the shareholders approved the following proposals:

1)*	To approve the election of ten (10) directors to the Board of Directors, as follows:

•	David E.A. Carson
•	Robert E. La Blanc
•	Robert F. Gunia
•	Douglas H. McCorkindale
•	Stephen P. Munn†
•	Richard A. Redeker
•	Judy A. Rice
•	Robin B. Smith
•	Stephen Stoneburn
•	Clay T. Whitehead

The result of the proxy solicitation on the preceding matter was:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
David E.A. Carson	20,459,730	—	1,070,805	—
Robert E. La Blanc	20,431,963	—	1,098,572	—
Robert F. Gunia	20,490,155	—	1,040,380	—
Douglas H. McCorkindale	20,499,592	—	1,030,943	—
Stephen P. Munn†	20,514,075	—	1,016,460	—
Richard A. Redeker	20,506,144	—	1,024,391	—
Judy A. Rice	20,478,274	—	1,052,261	—
Robin B. Smith	20,478,079	—	1,052,456	—
Stephen Stoneburn	20,487,982	—	1,042,553	—
Clay T. Whitehead	20,506,489	—	1,024,046	—

†Mr.	Munn ceased being a director effective November 30, 2003.

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2)*	To Permit the Manager to Enter into, or make material changes to, Subadvisory Agreements without shareholder approval.

For	Against	Abstain
15,987,668	2,319,195	982,458

3)*	To Permit an amendment to the Management Contract Between PI and the Company.

For	Against	Abstain
18,779,798	1,646,231	1,101,506

4a)*	To approve changes to fundamental investment restrictions or policies, relating to: fund diversification.

For	Against	Abstain
16,801,152	1,483,844	1,004,326

4b)*	To approve changes to fundamental investment restrictions or policies, relating to: issuing senior securities, borrowing money or pledging assets.

For	Against	Abstain
16,297,990	1,958,469	1,032,862

4c)*	To approve changes to fundamental investment restrictions or policies, relating to: buying and selling real estate.

For	Against	Abstain
16,494,532	1,722,170	1,072,620

4d)*	To approve changes to fundamental investment restrictions or policies, relating to: buying and selling commodities and commodity contracts.

For	Against	Abstain
16,383,651	1,865,866	1,039,805

4e)*	To approve changes to fundamental investment restrictions or policies, relating to: fund concentration.

For	Against	Abstain
16,605,511	1,574,411	1,109,399

Dryden National Municipals Fund, Inc.	49

4f)*	To approve changes to fundamental investment restrictions or policies, relating to: making loans.

For	Against	Abstain
16,220,899	1,978,092	1,090,331

4g)*	To approve changes to fundamental investment restrictions or policies, relating to: other investment restrictions, including investing in securities of other investment companies.

For	Against	Abstain
16,504,631	1,741,736	1,042,955

5)**	To approve amendments to the Company’s Articles of Incorporation.

For	Against	Abstain
21,382,274	1,790,408	1,261,915

*	Approved at the July 17, 2003 meeting.
**	Approved at the August 21, 2003 meeting.

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by Prudential Investments LLC (the manager or PI).

Independent Directors2

David E.A. Carson (69), Director since 20033

Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (69), Director since 20033

Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:4 Director of Storage Technology Corporation (since 1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Director since 20033

Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Director since 19953

Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:4 None.

Dryden National Municipals Fund, Inc.	51

Robin B. Smith (64), Director since 20033

Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:4 Director of BellSouth Corporation (since 1992).

Stephen D. Stoneburn (60), Director since 20033

Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (64), Director since 20033

Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors1

Judy A. Rice (56), President since 2003 and Director since 20003

Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Robert F. Gunia (57), Vice President and Director since 19963

Oversees 179 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

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Information pertaining to the Officers of the Fund is set forth below.

Officers2

Marguerite E.H. Morrison (47), Chief Legal Officer since 2003 and Assistant Secretary since 20023

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Deborah A. Docs (46), Secretary since 1996;3

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI, Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 19953

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

[1]	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadviser Prudential Investment Management Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

[2]	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

[3]	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

[4]	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden National Municipals Fund, Inc.	53

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception
Class A	1.50%	4.35%	4.91% (4.90)	6.45% (6.44)

Class B	–0.53	4.57	4.90 (4.88)	7.74

Class C	2.10	4.26	N/A	5.29 (5.27)

Class Z	4.90	N/A	N/A	5.14

Average Annual Total Returns (Without Sales Charges) as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception
Class A	4.63%	4.99%	5.23% (5.22)	6.68% (6.67)

Class B	4.37	4.73	4.90 (4.88)	7.74

Class C	4.11	4.47	N/A	5.40 (5.39)

Class Z	4.90	N/A	N/A	5.14

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 4/25/80; Class C, 8/1/94; and Class Z, 1/22/99.

The graph compares a $10,000 investment in the Dryden National Municipals Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1993) and the account values at the end of the current fiscal year (December 31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due

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to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2003, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 3% for Class A shares and a 12b-1 fee of up to 0.30% annually. Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Effective February 1, 2004, Class C shares do not have a front-end sales charge of 1%, but are subject to a CDSC of 1% for shares redeemed within 12 months of purchase and a 12b-1 fee of up to 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

Dryden National Municipals Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary • Deborah A. Docs, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	PricewaterhouseCoopers LLP	1177 Avenue of the Americas New York, NY 10036

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden National Muncipals Fund, Inc.
Share Class	A	B	C	Z

Nasdaq	PRNMX	PBHMX	PNMCX	N/A
CUSIP	262470107	262470206	262470305	262470404

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden National Municipals Fund, Inc.
Share Class	A	B	C	Z

Nasdaq	PRNMX	PBHMX	PNMCX	N/A
CUSIP	262470107	262470206	262470305	262470404

MF104E    IFS-A087968

Item 2—Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7525, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3—Audit Committee Financial Expert—

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4—Principal Accountant Fees and Services—

(a)	Audit Fees

For each of the fiscal years ended December 31, 2003 and December 31, 2002 PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $32,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
■	Federal, state and local income tax compliance; and,
■	Sales and use tax compliance

➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the

Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)-(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee—Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

N/A to Registrant. The aggregate non-audit fees billed by PwC for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years 2003 and 2002 were $1,715,979 and $1,601,295 respectively.

(h) Principal Accountants Independence

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

Item 5—Reserved

Item 6—Reserved

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—Not required in this filing

Item 8—Reserved

Item 9—Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10—Exhibits

(a)	Code of Ethics—attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act—Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Total Return Bond Fund, Inc.

By (Signature and Title)*	/s/ Marguerite E. H. Morrison

Marguerite E. H. Morrison
Assistant Secretary

Date                 February 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice

Judy A. Rice
President and Principal Executive Officer

Date                February 23, 2004

By (Signature and Title)*	/s/ Grace C. Torres

Grace C. Torres
Treasurer and Principal Financial Officer

Date                February 23, 2004

*	Print the name and title of each signing officer under his or her signature.